Exhibit 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sendas Distribuidora S.A. (the “Company”), do hereby certify, to such officer’s knowledge, that:

The annual report on Form 20-F for the fiscal year ended December 31, 2022 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2023	/s/ Belmiro de Figueiredo Gomes
Name: Belmiro de Figueiredo Gomes
Title: Chief Executive Officer

/s/ Daniela Sabbag Papa
Name: Daniela Sabbag Papa
Title: Chief Financial Officer